Gulf South Conference May 8, 2017 Exhibit 99.1

Disclosure The information provided in this presentation is for the Gulf South Conference May 8 and 9, 2017. The information provided relates to HopFed Bancorp, Inc.

John E. Peck, President & CEO Mike Woolfolk, Executive VP & COO Billy Duvall, Sr.VP & Chief Financial Officer Chip Knight, Sr.VP & Chief Credit Officer SENIOR MANAGEMENT

H. Joseph Dempsey, M.D. Chairman of the Board Anesthesiologist Dr. Thomas I. Miller, C.P.A President Emeritus of Murry State University and Professor Emeritus of Accounting John E. Peck President and Chief Executive Officer Clay Smith President – Pennyrile Ford, Lincoln, Mercury And Purchase Ford, Lincoln, Mercury Ted Kinsey Owner – Parkway Chrysler Steve Hunt Vice President – Agri-Power and Agri-Chem Richard H. Perkins Retired – Bank Examiner Michael L. Woolfolk Chief Operating Officer, Executive Vice President and Secretary HopFed Bancorp, Inc. Board of Directors

Net Loans Outstanding (Thousands)

Nashville Loan Production Office (Thousands)

Classified Loans (Thousands)

Non-Accrual Loans (Thousands)

Quarterly Net Charge offs (Thousands)

Quarterly Interest Expense (Thousands)

Quarterly Net Interest Margin

Quarterly Non-Interest Expense (Thousands)

Quarterly Net Income (Thousands)

Total Treasury Shares Aggregate Price Per Share $12.32

Common Stock Price Per Share

Allowance For Loan Loss / Total Loans

Exhibit 99.1

Gulf South Conference

May 8, 2017

Disclosure

The information provided in this presentation is for the Gulf South Conference May 8 and 9, 2017.
The information provided relates to HopFed Bancorp, Inc.

Forward-Looking Statements

Statements herein that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "may result", "will result", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical facts. You should consider the areas of risk described under the heading "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SENIOR MANAGEMENT

- **John E. Peck**, *President & CEO*
- **Mike Woolfolk**, *Executive VP & COO*
- **Billy Duvall**, *Sr.VP & Chief Financial Officer*
- **Chip Knight**, *Sr.VP & Chief Credit Officer*

HopFed Bancorp, Inc.

Board of Directors

H. Joseph Dempsey, M.D.
Chairman of the Board
Anesthesiologist

Dr. Thomas I. Miller, C.P.A
President Emeritus of Murry State University and Professor Emeritus of Accounting

John E. Peck
President and Chief Executive Officer

Clay Smith
President – Pennyrile Ford, Lincoln, Mercury And Purchase Ford, Lincoln, Mercury

Ted Kinsey
Owner – Parkway Chrysler

Steve Hunt
Vice President – Agri-Power and Agri-Chem

Richard H. Perkins
Retired – Bank Examiner

Michael L. Woolfolk
Chief Operating Officer,
Executive Vice President and Secretary


CALVERT CITY OFFICE
BENTON OFFICE
MURRAY OFFICES
FULTON OFFICES
CADIZ OFFICE
HOPKINSVILLE OFFICES
ELKTON OFFICE
CLARKSVILLE OFFICES
PLEASANT VIEW OFFICE
ASHLAND CITY OFFICE
ERIN OFFICE
KINGSTON SPRINGS OFFICE
NASHVILLE OFFICE
● Heritage Bank Offices
★ Heritage Bank Wealth Management Offices
▲ Heritage Bank Loan Production Office
■ Heritage Bank Mortgage Services

HOPFEDBANCORP, INC.

Net Loans Outstanding
(Thousands)


640,000
620,000
600,000
580,000
560,000
540,000
520,000
500,000
548,740
554,806
561,514
556,349
554,727
560,759
579,063
604,286
615,480
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

HOPFEDBANCORP, INC.

Nashville Loan Production Office

(Thousands)



60,000
50,000
40,000
30,000
20,000
10,000
0
14,856
16,439
23,316
39,462
45,951
48,276
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

HopFed Bancorp, Inc.

Classified Loans

(Thousands)


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$31,888
$28,693
$23,485
$28,074
$27,462
$37,642
$28,074
$29,339
$26,345
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

HOPFEDBANCORP, INC.

Non-Accrual Loans

(Thousands)



12,000
10,000
8,000
6,000
4,000
2,000
0
2,124
7,056
7,158
7,422
5,029
11,523
11,664
9,074
8,944
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

HOPFEDBANCORP, INC.

Quarterly Net Charge offs
(Thousands)



$1,000
$800
$600
$400
$200
$0
($200)
$334
$906
$284
$116
($5)
$104
($33)
$765
$238
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

Quarterly Interest Expense

(Thousands)



$2,500
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$1,633
$1,612
$1,633
$1,672
$1,405
$1,268
$1,315
$1,311
$1,406
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

HopFedBancorp, Inc.

Quarterly Net Interest Margin


3.95%
3.70%
3.45%
3.20%
2.95%
2.70%
3.78%
3.17%
3.40%
3.36%
3.39%
3.28%
3.36%
3.35%
3.31%
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

HOPFEDBANCORP, INC.

Quarterly Non-Interest Expense
(Thousands)


9,000
8,500
8,000
7,500
7,000
6,500
6,000
7,470
8,234
7,553
7,188
7,683
7,609
7,353
7,211
7,689
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

Quarterly Net Income
(Thousands)



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
($200)
$1,355
($117)
$510
$656
$509
$304
$985
$1,106
$935
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

HopFed Bancorp, Inc.

Total Treasury Shares

•Aggregate Price Per Share

•$12.32



1,450,000
1,250,000
1,050,000
850,000
650,000
450,000
250,000
903,724
973,191
1,038,686
1,085,888
1,161,545
1,224,106
1,240,135
1,246,136
1,246,829
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

Common Stock Price Per Share



$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$12.87
$11.83
$11.95
$12.00
$11.45
$11.59
$11.20
$13.46
$14.32
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17

Allowance For Loan Loss / Total Loans



1.70%
1.50%
1.30%
1.10%
0.90%
0.70%
1.53%
1.51%
1.15%
1.11%
0.99%
0.97%
1.01%
1.10%
1.15%
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16

HOPFEDBANCORP, INC.